UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2007

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
On January 31,2007, Dell Inc. issued a press release with respect to its anticipated financial results for the company’s fiscal quarter ended February 2, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On January 31, 2007, the company announced that Kevin B. Rollins had resigned from his position as President and Chief Executive Officer, and as a member of the board of directors. He remains employed as an advisor to the company during a transition period.

(c)	On January 31, 2007, Michael S. Dell was appointed Chief Executive Officer. Mr. Dell, age 41, also serves as Chairman of the company’s board of directors, and has served in that capacity since he founded the company in 1984.

A copy of the company’s press release announcing Mr. Dell’s appointment is attached hereto as Exhibit 99.1 and incorporated into this item by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release, dated January 31, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: February 5, 2007	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated January 31, 2007

4